                                                                   EXHIBIT 10.57


                               SIXTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

            This SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "SIXTH Amendment") is made and entered into as of April 1, 1996, by and between Group 1 Software, Inc., a Delaware corporation ("Company") and Ronald F. Friedman, a Maryland resident ("Employee").

            WHEREAS, Company and Employee entered into that certain Agreement dated October 31, 1990 (the "1990 Agreement"), regarding various terms and conditions of employment of Employee with respect to Company; and

            WHEREAS, Company and Employee entered into that certain First Amendment to the 1990 Agreement (the "First Amendment") dated June 24, 1991, that certain Second Amendment to the 1990 Agreement (the "Second Amendment") dated August 24, 1992, that certain Third Amendment to the 1990 Agreement (the "Third Amendment") dated as of October 1, 1993, that certain Fourth Amendment to the 1990 Agreement (the "Fourth Amendment") dated January 6, 1994, and that certain Fifth Amendment dated as of April 1, 1995 (the October 31, 1990 Agreement and the First, Second, Third, Fourth and Fifth Amendments, collectively, referred to hereinafter as the "Agreement"); and

            WHEREAS, Company and Employee wish to amend the Agreement, but only with respect to the terms set out herein; and

            WHEREAS, Company and Employee are mutually desirous that such satisfactory employment relationship should continue under the terms and conditions of the Agreement, as amended.

            NOW THEREFORE, in consideration of mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Employee intending to be legally bound hereby agree to amend the Agreement as follows:

            1. Section 1 of the Agreement is hereby modified such that the references to the date on the third and fourth lines of the 1990 Agreement shall read "March 31, 1999".

            2. Section 8 of the Agreement is hereby modified on the third line of the 1990 Agreement to read "April 1, 1996 through March 31, 1997"; further, the reference in the third sentence of the 1990 Agreement to the minimum bonus, as modified by the Third Amendment, shall continue to read "$140,000", while, in that same sentence, the numerical reference to the "Budget" level of Company profit" is hereby modified to read "$7,819,000".

            3. Company and Employee hereby affirm that the Agreement, as amended hereby, remains in full force and effect, and is not further modified hereby.

            IN WITNESS WHEREOF, the parties have executed and delivered this SIXTH Amendment as of the date first written above.

                                             GROUP 1 SOFTWARE, INC.

                                             By:
                                                 -------------------------------
                                             Its:
                                                 -------------------------------

                                             -----------------------------------
                                             Ronald F. Friedman, Individually